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Exhibit 10.18

THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

        This Third Amendment to Amended and Restated Loan and Security Agreement (this "Amendment") is entered into as of August 20, 2007, by and between COMERICA BANK ("Bank") and GENOPTIX, INC. ("Borrower").

RECITALS

        Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of May 9, 2005, as amended from time to time including by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of May 30, 2006, that certain amendment letter dated as of June 20, 2006, that certain amendment letter dated as of September 8, 2006 and that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of October 24, 2006 (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

        NOW, THEREFORE, the parties agree as follows:

          1.     The following defined terms in Section 1.1 of the Agreement hereby are amended or restated as follows:

      "Committed Line Maturity Date" means June 30, 2008.

      "Revolving Maturity Date" means June 30, 2008.

          2.     Exhibit D to the Agreement is hereby replaced with Exhibit D attached hereto.

          3.     Bank hereby agrees that notwithstanding anything else contained in the Agreement, Borrower's 2006 annual financial statements shall be delivered to Bank no later than July 31, 2007.

          4.     No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank's failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

          5.     Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

          6.     Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

          7.     As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

            (a)   this Amendment, duly executed by Borrower;

            (b)   a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

            (c)   all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower's accounts; and

            (d)   such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

          8.     This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

GENOPTIX, INC.
By:	/s/ DOUGLAS A. SCHULING
Title:	SVP and CFO
COMERICA BANK
By:	/s/ DENNIS KIM
Title:	Corporate Banking Officer

[Signature Page to Third Amendment to Amended and Restated Loan & Security Agreement]

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  Exhibit 10.18